SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):June 30, 1997


                   Chase Commercial Mortgage Securities Corp.
                    (Issuer in respect of Commercial Mortgage
                    Pass-Through Certificates, Series 1997-1)
                          (Exact name of registrant as
                            specified in its charter)


           New York                  333-18961             13-3728743
           --------                  ---------             ----------
(State or other jurisdiction of     (Commission         (IRS Employer
        incorporation)               File Number)        Identification  No.)


 380 Madison Avenue, New York, New York                    10017-2951
 --------------------------------------                    ----------
(Address of principal executive offices)                   (Zip Code)

                           Exhibit Index is on Page 5





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Item 5.   Other Events.

     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-1. On June 30, 1997, Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, LaSalle National Bank, as trustee, The Chase Manhattan Bank, as servicer, Midland Loan Services, L.P., as special servicer, and ABN AMRO Bank N.V., as fiscal agent, of Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-1 (the "Certificates"), issued in thirteen classes. The Class A-1, Class A-2, Class X, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of June 1, 1997 of $477,728,613, were sold to Chase Securities Inc., Bear, Stearns & Co. Inc. and PaineWebber Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement dated as of June 5, 1997, by and among the Company and the Underwriters.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c)   Exhibits


Exhibit 4         Pooling and Servicing Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: July 9, 1997

                                        CHASE COMMERCIAL MORTGAGE
                                        SECURITIES CORPORATION



                                        By:     /s/ Jacqueline R. Slater
                                                --------------------------
                                        Name:   Jacqueline R. Slater
                                        Title:  President




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                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.                    Description                            Page
--------------                 -----------                            ----

4                              Pooling and Servicing Agreement          6

                                                            Exhibit 4